UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2009

NAVISTAR FINANCIAL CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-04146	36-2472404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road

Schaumburg, Illinois 60173

(Address of Principal Executive Offices, including Zip Code)

(630) 753-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 25, 2009, Navistar Financial Corporation (“NFC”) entered into Amendment No. 4, dated August 25, 2009, to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated January 28, 2000, among Navistar Financial Securities Corporation, as Seller, NFC, as Servicer, and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee.

On August 25, 2009, NFC entered into Amendment and Extension to Amended and Restated Certificate Purchase Agreement, dated August 25, 2009, among Navistar Financial Securities Corporation, NFC, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp.), as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 10.1	Amendment No. 4, dated August 25, 2009, to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated January 28, 2000, among Navistar Financial Securities Corporation, as Seller, Navistar Financial Corporation, as Servicer, and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee.

Exhibit 10.2	Amendment and Extension to Amended and Restated Certificate Purchase Agreement, dated August 25, 2009, among Navistar Financial Securities Corporation, Navistar Financial Corporation, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp.), as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION

/s/ William V. McMenamin
	By:	William V. McMenamin
	Its:	Vice President, Chief Financial Officer and Treasurer

Date: August 25, 2009

INDEX OF EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Amendment No. 4, dated August 25, 2009, to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated January 28, 2000, among Navistar Financial Securities Corporation, as Seller, Navistar Financial Corporation, as Servicer, and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee.

Exhibit 10.2	Amendment and Extension to Amended and Restated Certificate Purchase Agreement, dated August 25, 2009, among Navistar Financial Securities Corporation, Navistar Financial Corporation, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp.), as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser.